UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2004

  Borden Chemical, Inc.
(Exact Name of Registrant as Specified in Its Charter)

                    New Jersey                  I-71                              13-0511250
            (State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer Identification No.)
            of Incorporation)

180 East Broad Street, Columbus, Ohio 43215-3799
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code:  614-225-4000
______________N/A_____________
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

Apollo Management, L.P., a private investment firm, completed its acquisition of Borden Chemical, Inc. A press release is attached hereto as Exhibit 99.

Item 7(c). Exhibits.

Exhibit 99 - Press Release dated August 12, 2004 titled “Apollo Management, LP Completes Acquisition of Borden Chemical, Inc.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   BORDEN CHEMICAL, INC.

Date: August 13, 2004

    By: s/s William H. Carter
    Executive Vice President
    and Chief Financial Officer

EXHIBIT INDEX

Exhibit No. 99   Description

       Press Release dated August 12, 2004 titled “Apollo Management, LP Completes Acquisition of Borden Chemical, Inc.”